UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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P & F Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P & F INDUSTRIES, INC.
445 Broadhollow Road, Suite 100
Melville, New York 11747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 27, 2009

To the Stockholders of
P&F Industries, Inc.:

        The Annual Meeting of Stockholders of P&F Industries, Inc. will be held at the Conference Center at 445 Broadhollow Road, Melville, New York 11747 on Wednesday, May 27, 2009 at 10:00 A.M., for the following purposes:

        (1)   To elect two directors to hold office for three years; and

        (2)   To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        In accordance with the provisions of the Company's By-Laws, the Board of Directors has fixed the close of business on April 13, 2009 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

        Your attention is directed to the accompanying Proxy Statement.

        You are cordially invited to attend the Annual Meeting. If you do not expect to attend the Annual Meeting in person, please vote, date, sign and return the enclosed proxy as promptly as possible in the enclosed reply envelope.

By order of the Board of Directors

JOSEPH A. MOLINO, JR. Secretary

Dated:	April 29, 2009 Melville, New York

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2009:
This Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2008 are available at: https://materials.proxyvote.com/692830

i

P & F INDUSTRIES, INC.
445 Broadhollow Road, Suite 100
Melville, New York 11747

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of P&F Industries, Inc. (the "Company") to be used at the meeting of stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 27, 2009, at 10:00 A.M., at the Conference Center at 445 Broadhollow Road, Melville, New York, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it is exercised, either in person at the Annual Meeting or by written notice or by a duly executed proxy, bearing a later date, sent to the Secretary of the Company. The Company anticipates mailing this proxy statement and the accompanying proxy to stockholders on or about April 29, 2009.

        As of April 13, 2009, there were 3,614,562 shares of the Company's Class A Common Stock, $1.00 par value (the "Common Stock"), outstanding. Each share of Common Stock is entitled to one vote. Only holders of record of Common Stock at the close of business on April 13, 2009 (the "record date") will be entitled to notice of, and to vote at, the Annual Meeting. The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such service) may solicit proxies by telephone or otherwise.

        All proxies received pursuant to this solicitation will be voted, except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, such proxies will be voted in accordance with such specification. If no instructions are given, the persons named in the proxies solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company set forth herein. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto in the discretion of the person or persons holding such proxy.

        With regard to the election of directors, votes may be cast in favor or withheld, and directors shall be elected by a plurality of the votes cast for such individuals. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

        Abstentions and instances where nominee recordholders, such as brokers, are prohibited from exercising discretionary authority for beneficial owners of shares of Common Stock who have not returned a proxy ("broker non-votes") will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to the stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved; however, since voting for directors is considered routine, there will not be any broker non-votes with respect to such proposal.

 OWNERSHIP OF EQUITY SECURITIES

        The following table sets forth the beneficial ownership of Common Stock as of the record date, including shares as to which a right to acquire ownership within 60 days exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by (i) each director and nominee for director, (ii) the executive officers listed in the Summary Compensation Table (Richard A. Horowitz and Joseph A. Molino, Jr. are the only executive officers of the Company), (iii) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, and (iv) all directors and executive officers as a group. Except as indicated in the applicable footnotes, each beneficial owner listed has sole voting power and sole investment power over the shares of Common Stock indicated. Except as indicated in the applicable footnotes, the address of each beneficial owner is in the care of the Company, 445 Broadhollow Road, Suite 100, Melville, New York 11747.

Beneficial Owner	Amount and Nature Beneficial Ownership		Percent of Class
Robert L. Dubofsky	22,500	(1)	*
Jeffrey D. Franklin	2,500	(2)	*
Alan I. Goldberg	800	(3)	*
Richard A. Horowitz	1,241,110	(4)	32.6
Dennis Kalick	2,500	(5)	*
Joseph A. Molino, Jr.	57,167	(6)	1.6
Kenneth M. Scheriff	2,500	(2)	*
Mitchell A. Solomon	2,500	(2)	*
Marc A. Utay	72,500	(3)	2.0
Estate of Sidney Horowitz	143,243	(7)	3.9
FMR LLC.	313,638	(8)	8.7
Lawndale Capital Management, LLC	341,693	(9)	9.5
Steel Partners II L.P.	351,085	(10)	9.7
All directors and executive officers as a group (9 persons)	1,404,077	(11)	36.3

*
Less than 1%.

(1)
Includes 5,000 shares owned by Mr. Dubofsky's child and 500 shares issuable upon the exercise of stock options.

(2)
Includes 2,500 shares issuable upon the exercise of stock options.

(3)
Includes 500 shares issuable upon the exercise of stock options.

(4)
Includes 660,200 shares owned by Article FOURTH Trust u/w/o Linda Horowitz, pursuant to which Mr. Horowitz is a co-trustee and includes 191,669 shares issuable upon the exercise of stock options. Excludes 10,000 shares owned by The Linda and Richard Horowitz Foundation.

(5)
Includes 500 shares issuable upon the exercise of stock options. Excludes 660,200 shares owned by Article FOURTH Trust u/w/o Linda Horowitz, pursuant to which Mr. Kalick is a co-trustee. Mr, Kalick disclaims beneficial ownership of such 660,200 shares.

(6)
Includes 56,667 shares issuable upon the exercise of stock options.

(7)
Includes 500 shares issuable upon the exercise of stock options. The personal representative of the Estate of Sidney Horowitz is Grace Horowitz, who disclaims beneficial ownership of such shares. The address of the Estate of Sidney Horowitz is c/o Tescher & Spallina, P.A., 4855 Technology Way, Boca Raton, Florida 33431.

(8)
Information obtained from a Schedule 13G/A, dated February 14, 2008, filed with the Securities and Exchange Commission by FMR LLC. FMR LLC is the parent holding company of Fidelity Management & Research Company, a registered investment adviser to Fidelity Low Priced Stock Fund, the beneficial owner of such 313,638 shares. Edward C. Johnson 3d and members of his family are a controlling group of FMR LLC. According to such Schedule 13G/A, FMR LLC has the sole power to dispose or to direct the disposition of all shares held. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(9)
Information obtained from a Schedule 13G/A, dated February 6, 2009, filed with the Securities and Exchange Commission by Lawndale Capital Management, LLC, Andrew E. Shapiro and Diamond A Partners, L.P. According to such Schedule 13G/A, each of Lawndale Capital Management, LLC and Andrew E. Shapiro share voting and dispositive power with respect to 341,693 shares, and Diamond A. Partners, L.P. shares voting and dispositive power with respect to 283,070 of such shares. The address of each of the foregoing is 591 Redwood Highway, Suite 2345, Mill Valley, California 94941.

(10)
Information obtained from a Schedule 13D/A, dated December 29, 2008, filed with the Securities and Exchange Commission by Steel Partners II, L.P., Steel Partners II Master Fund L.P., Steel Partners LLC, WebFinancial L.P. and Warren G. Lichtenstein. According to such Schedule 13D/A, each of Steel Partners II, L.P, Steel Partners II Master Fund L.P., Steel Partners LLC, WebFinancial L.P. and Warren G. Lichtenstein have sole voting and sole dispositive power over all 351,058 shares held. The address of each of Steel Partners II, L.P., Steel Partners LLC, WebFinancial L.P. and Warren G. Lichtenstein is 590 Madison Avenue, 32nd Floor, New York, New York 10022. The address of Steel Partners II Master Fund L.P. is c/o Morgan Stanley Fund Services (Cayman) Ltd., Cricket Square, 2nd Floor, Boundary Hall, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands.

(11)
Includes 257,836 shares issuable upon the exercise of stock options.

PROPOSAL 1

ELECTION OF DIRECTORS

        As permitted by Delaware law, the Board of Directors is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board of Directors, serves for the remaining term of the class in which the vacancy exists. The Board of Directors presently consists of eight members, with once class consisting of two directors and two classes consisting of three directors.

        During 2009, the term of the class consisting of two directors expires. Management proposes that Messrs. Jeffrey D. Franklin and Dennis Kalick, whose terms of office expire in 2009, be re-elected as directors to serve for terms to expire at the 2012 Annual Meeting of Stockholders. Unless otherwise indicated, the enclosed proxy will be voted for the election of such nominees. Should any of these nominees become unable to serve for any reason or, for good cause, will not serve, which is not anticipated, the Board of Directors may, unless the Board of Directors by resolution provides for a lesser number of directors, designate substitute nominees, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees.

        In March 2009, the Company amended its by-laws to reduce the number of directors constituting to full Board of Directors to eight from ten. This action was taken subsequent to the November 2008 death of Mr. Sidney Horowitz and the March 2009 resignation of Mr. Robert M. Steinberg, each of whom had been directors.

        Directors will be elected by the plurality vote of the holders of the Common Stock entitled to vote at the Annual Meeting and present in person or by proxy.

The Board of Directors Recommends that Stockholders Vote
FOR the Foregoing Nominees.

Information as to Directors and Nominees for Directors

        Set forth below is the name and age of each nominee for director and each director currently in office and whose term continues, his principal occupation, the year each became a director of the Company and a description of his principal occupation for the past five years. The information set forth below is as of the record date.

Name	Age	Served as Director Continuously Since
Nominees to Continue in Office Until 2012 Annual Meeting of Stockholders:
Jeffrey D. Franklin	55	2004
Dennis Kalick	57	1997
Directors to Serve in Office Until 2011 Annual Meeting of Stockholders:
Kenneth M. Scheriff	59	2005
Mitchell A. Solomon	49	2004
Marc A. Utay	49	1992
Directors to Serve in Office Until 2010 Annual Meeting of Stockholders:
Robert L. Dubofsky	69	1990
Richard A. Horowitz	59	1975
Alan I. Goldberg	59	1998

        Richard A. Horowitz has been Chairman of the Board of Directors and Chief Executive Officer of the Company since November 1995 and has been President of the Company since 1986.

        Alan I. Goldberg has been President of Larkspur America, Inc., a real estate investment company, since 1997. From 1977 until 1997, Mr. Goldberg was President of About Sportswear, Inc., an apparel manufacturer.

        Jeffrey D. Franklin has been a Senior Vice President and the Chief Financial Officer of Executive Charge Inc., a company providing billing and administrative services for affiliated corporations in the transportation, package delivery, radio communications and real estate management industries, for more than the past five years. Mr. Franklin is a Certified Public Accountant licensed in the State of New York.

        Dennis Kalick has been engaged in the private practice of providing accounting, tax and estate planning services with Dennis Kalick & Associates, Inc. (or a predecessor firm) since 1973.

        Robert L. Dubofsky has been Managing Director of BWD Group LLC (formerly Blumencranz, Klepper, Wilkins & Dubofsky, Ltd.), an insurance brokerage group, since May 1992.

        Kenneth M. Scheriff has been the Executive Vice President of New York Commercial Bank, the commercial banking subsidiary of New York Community Bancorp, Inc., a financial institution listed on the New York Stock Exchange, since January 2008. From 2005 through December 2007, Mr. Scheriff was Executive Vice President of the Commercial Loan Group of State Bank of Long Island, a commercial bank listed on the Nasdaq Stock Market, and was employed in an executive capacity with such bank since 1995.

        Mitchell A. Solomon has been President of EBY Electro, Inc., a manufacturer of electric and electronic connectors and power supplies, for more than the past five years.

        Marc A. Utay has been a Managing Partner of Clarion Capital Partners, LLC, a private equity firm, since October 1999. From May 1993 until October 1999, Mr. Utay was a Managing Director of Wasserstein Perella Co., Inc., an investment banking firm. Mr. Utay serves as a director of IMAX Corporation.

 CORPORATE GOVERNANCE

        The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, established, or provided the basis for, a number of new corporate governance standards and disclosure requirements. In addition, NASDAQ has adopted changes to its corporate governance and listing requirements.

Director Independence

        The standards relied upon by the Board of Directors in affirmatively determining whether a director is "independent," in compliance with NASDAQ rules, are comprised, in part, of those objective standards set forth in the NASDAQ rules, which generally provide that the following persons shall not be considered independent: (a) a director who is, or at any time during the past three years was, employed by the company or a parent or subsidiary of the company; (b) a director who accepted or who has a family member (defined as a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home) who accepted any payments from the company or any parent or subsidiary of the company in excess of $100,000 in any twelve-month period during the past three years (other than certain permitted payments); (c) a director who is a family member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer; (d) a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more (other than certain permitted payments); (e) a director of the listed company who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the Compensation Committee of such other entity; or (f) a director who is, or has a family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years. In addition to these objective standards and in compliance with NASDAQ rules, no director will be considered independent who has a relationship which, in the opinion of the company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors exercises appropriate discretion in identifying and evaluating any such relationship. The Board of Directors, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company's current "independent" directors are: Robert L. Dubofsky, Jeffrey D. Franklin, Alan I. Goldberg, Kenneth M. Scheriff, Mitchell A. Solomon and Marc A. Utay, representing a majority of the members of the Company's Board of Directors.

        The Company's independent directors hold annually at least two formal meetings independent from management. The independent directors choose a director to preside at non-management sessions of the Board of Directors.

Meetings and Committees of the Board of Directors

        During 2008, the Board of Directors held nine meetings. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and all committees on which he served.

        During 2008, the Board of Directors had an Audit Committee, a Compensation Committee, a Nominating Committee and a Stock Option Committee.

 Audit Committee

        During 2008 and as of the record date, the members of the Audit Committee were Messrs. Franklin (Chairman), Goldberg and Solomon. During 2008, the Audit Committee held six meetings.

  •
  Each member of the Audit Committee has been determined by the Board of Directors to meet the standards for independence required of audit committee members by the NASDAQ listing standards and applicable Securities and Exchange Commission ("SEC") rules. For more information on the NASDAQ standards for independence, see "Corporate Governance-Director Independence" above. In accordance with the rules and regulations of the SEC, the above paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 (the "Exchange Act") or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

  •
  The Board of Directors has further determined that all members of the Audit Committee are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

  •
  The Board of Directors has determined that Jeffrey D. Franklin is an audit committee financial expert within the meaning of applicable SEC rules.

  •
  The Audit Committee appoints the Company's independent registered public accounting firm, reviews the overall scope and the results of the Company's annual audit and reviews the Company's overall internal controls.

  •
  The Company's independent registered public accounting firm, reports directly to the Audit Committee.

  •
  The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company's independent registered public accountants, at least quarterly, prior to the filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal control over financial reporting to discuss the scope and results of the annual audit, quarterly reviews and issues of accounting policy and internal controls.

  •
  The Audit Committee has adopted procedures for the receipt, retention and treatment of complaints by Company employees regarding the Company's accounting, internal accounting controls or auditing matters.

  •
  The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can also be obtained free of charge from the Company's Web site at www.pfina.com.

Compensation Committee

        During 2008 and as of the record date, the members of the Compensation Committee were Messrs. Goldberg (Chairman) and Solomon. During 2008, the Compensation Committee held six meetings.

  •
  All members of the Compensation Committee have been determined to meet the NASDAQ standards for independence. See "Director Independence" above. Further, each member of the Compensation Committee is a "Non-Employee Director" as defined in Rule 16b-3 under the Exchange Act.

  •
  The Compensation Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company's Web site at www.pfina.com.

  •
  The Compensation Committee reviews, recommends and approves changes to our compensation policies and benefits programs, administers our executive compensation program and otherwise seeks to ensure that our compensation philosophy is consistent with our Company's best interests and is properly implemented. The members of the Compensation Committee also serve as the members of the Company's Stock Option Committee of our board, which serves as the administrator for our 2002 Stock Incentive Plan. All option grants are approved by the Stock Option Committee.

  •
  The Compensation Committee makes all final decisions with respect to the compensation received by the named executive officers. It engages in arm's length negotiation and discussions with the named executive officers with respect to each of their compensation packages, but deliberates outside their presence when making decisions on such matters. Richard A. Horowitz, our Chairman, President and CEO, annually reviews the performance of our other executive officer. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee exercises its full discretion in evaluating such recommendations. The Compensation Committee has the authority to retain its own compensation consultant and to obtain advice and assistance from internal or external legal, accounting or other advisors as it sees fit. In 2007 and 2008, the Compensation Committee engaged the Nadel Consulting Group, Inc., an independent third-party compensation consultant, to review and assess the Company's annual incentive plans for its executives and provide feedback regarding the employment agreement with Richard A. Horowitz, the Company's Chairman of the Board, President and CEO, and the compensation of Joseph A. Molino, Jr, the Company's Vice President, Chief Operating Officer and Chief Financial Officer. The Compensation Committee also engaged the law firm of Proskauer Rose LLP during such years with regard to certain compensation-related legal matters.

Nominating Committee

        During 2008 and as of the record date, the members of the Nominating Committee were Messrs. Utay (Chairman) and Dubofsky. During 2008, the Nominating Committee held one meeting.

  •
  All members of the Nominating Committee have been determined to meet the NASDAQ standards for independence. See "Director Independence" above.

  •
  The Nominating Committee recommends to the Board of Directors as director nominees individuals of established personal and professional integrity, ability and judgment, who are chosen with the primary goal of ensuring that the entire Board of Directors collectively serves the interests of the Company's stockholders. Due consideration is given to assessing the qualifications of potential nominees and any potential conflicts with the Company's interests. The Nominating Committee also assesses the contributions of the Company's incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members take into account such factors as they determine appropriate, including recommendations made by the Board of Directors. Once the Nominating Committee has identified prospective nominees, background information is elicited about the candidates, following which they are interviewed and evaluated by the Committee, which then reports to the Board of Directors. With respect to the election of directors at the Annual Meeting, only incumbent directors were nominated.

  •
  The Nominating Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company's Web site at www.pfina.com.

        The Nominating Committee does not consider individuals nominated by stockholders for election to the Board at the Annual Meeting. However, the Company's By-Laws provide that, subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company at the Company's principal place of business (445 Broadhollow Road, Suite 100, Melville, New York 11747) not later than (i) with respect to an election to be held at an annual meeting of stockholders, not more than 180 or less than 120 days in advance of the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address as they appear in the Company's books of the stockholder who intends to make the nomination; (b) the name and address of the person or persons to be nominated; (c) a representation of the stockholder listing the class and number of shares of stock of the Company beneficially held by him or her and that he or she intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (e) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to Schedule 14A of the Exchange Act had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (f) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. See "Stockholder Nominations for Board Membership and Other Proposals for 2009 Annual Meeting."

Stock Option Committee

        During 2008 and as of the record date, the members of the Stock Option Committee were Messrs. Solomon and Goldberg. The Stock Option Committee administers the Company's 2002 Stock Incentive Plan. During 2008, the Stock Option Committee met one time.

Code of Business Conduct and Ethics

  •
  The Company has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics is applicable to all of the Company's officers, directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics, including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.

  •
  Waivers from the Code of Business Conduct and Ethics are discouraged. Any waivers from the Code of Business Conduct and Ethics that relate to the Company's directors and executive officers must be approved by the Board of Directors, and will be posted on the Company's Web site at www.pfina.com.

  •
  The Code of Business Conduct and Ethics can be obtained free of charge from the Company's Web site at www.pfina.com.

Directors' Attendance at Annual Meetings of Stockholders

        It is the policy of Company's Board of Directors to expect that all directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. Nine of the Company's ten members of the Board of Directors in office at such time attended the Company's 2008 Annual Meeting of Stockholders.

Communication with the Board of Directors

        Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, or the non-management directors as a group, may do so by directing a written request addressed to such directors or director in care of the Chairman of the Nominating Committee, P&F Industries, Inc., 445 Broadhollow Road, Suite 100, Melville, New York 11747. Communication(s) directed to members of the Board of Directors who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures

        The Company's Code of Ethics provides that the Company's compliance officer (currently the Company's General Counsel) must be fully informed of any proposed transaction between the Company, on the one hand, and any employee, officer or director, on the other, and must communicate the Company's approval of any such transaction before the agreement or transaction can be commenced. Further, pursuant to Nasdaq Rule 4350(h), the Company's Audit Committee (or another committee made up of independent directors) must approve all transactions with related parties required to be disclosed under Securities and Exchange Commission ("SEC") Regulation S-K, Item 404. "Related parties" include the Company's directors, executive officers, and shareholders known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, and their respective immediate families. The Company does not have formal written procedures to implement this policy, and instead the Audit Committee reviews and approves related party transactions on a case by case basis. Other than the relationship set forth below, there have been no related party transactions proposed in 2008.

Related Party Transactions

        BWD Group LLC ("BWD"), an insurance brokerage group of which Robert L. Dubofsky, one of the Company's directors, is Managing Director and a principal, provides certain insurance brokerage services to the Company. Total insurance premiums and fees paid through BWD in 2007 were approximately $223,000. It is presently anticipated that such firm will continue to provide such services and will receive payments for its services at rates and in amounts not greater than would be paid to unrelated insurance brokerage performing similar services.

DIRECTOR COMPENSATION

        The following table shows the compensation of the Company's non-employee directors for services in all capacities to the Company in 2008. The table includes compensation information for Messrs. Sidney Horowitz and Robert M. Steinberg who are no longer members of the Company's Board of Directors, but served in such capacity for all or part of 2008. Information with respect to the compensation of Richard A. Horowitz, the Company's Chairman, President and Chief Executive Officer and a director, is set forth in the "Summary Compensation Table" below.

Name of Director	Total Director Compensation ($)(1)
Robert L. Dubofsky(2)	12,500
Jeffrey D. Franklin	30,000
Alan I. Goldberg	36,250
Sidney Horowitz	10,625
Dennis Kalick	12,500
Kenneth M. Scheriff	12,500
Mitchell A. Solomon	37,500
Robert M. Steinberg	12,500
Marc A. Utay	10,000

(1)
Relates exclusively to the following "fees earned or paid in cash": annual retainer fees and fees paid for meetings attended.

(2)
Amounts disclosed do not include insurance premiums and fees of approximately $223,000 paid in 2008 through BWD Group, LLC, an insurance broker group of which Mr. Dubofsky is Managing Director and a principal. See "Certain Relationships and Related Transactions" in this Proxy Statement.

        During 2008, each director who was not an employee of the Company or any of its subsidiaries received an annual Board of Director retainer fee of $7,500 plus $1,250 for each of the four meetings of the Board of Directors held at the Company's offices attended (whether in person or by telephone). Each member of the Audit Committee also received an additional $10,000 as an annual retainer fee and $1,250 for each of the four meetings of the Audit Committee held at the Company's offices attended. No Audit Committee meeting fees were paid for meetings held in conjunction with a Board of Directors meeting. Each member of the Compensation Committee received an additional $7,500 as an annual retainer fee. Upon initial election to the Board of Directors, each director who is not an employee of the Company receives an option to purchase 2,000 shares of Common Stock. Directors who are also officers of the Company are not compensated for their duties as directors. From time to time, the Company may consider raising the fees paid to the Company's non-management directors and/or granting additional options to such directors. No options were granted to any non-employee directors in 2008.

 EXECUTIVE OFFICERS OF THE REGISTRANT

        Set forth below is the name and age of each executive officer of the Company. The information set forth below is as of the record date.

Name	Age	Title
Richard A. Horowitz	59	Chairman of the Board, President, Chief Executive Officer and Assistant Treasurer
Joseph A. Molino, Jr.	45	Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer

        Each of the foregoing Executive Officers was elected by the Board of Directors to serve until his successor is chosen and qualified.

        Mr. Horowitz serves as an executive officer of the Company under the terms of an employment agreement expiring in December 2011. (See "Employment Agreement with Executive Officer" below.

        Mr. Molino has been Vice President and Chief Financial Officer of the Company since December 1997, and was appointed to serve as Chief Operating Officer of the Company in May 2005. From July 1990 until November 1997, Mr. Molino was chief financial officer of several small private manufacturing and service companies.

EXECUTIVE COMPENSATION

        The following table sets forth all compensation for 2008 awarded to or earned by the Company's Principal Executive Officer and Principal Financial Officer. We refer to these individuals collectively in this Proxy Statement as "named executive officers".

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Plan Compensation ($)(3)	All other Compensation ($)(4)(5)	Total ($)
Richard A. Horowitz	2008	975,000	-0-	-0-	157,680	157,766	110,972	1,401,418
Chairman of the Board, President and	2007	975,000	-0-	-0-	69,681	642,931	115,022	1,802,634
Chief Executive Officer
(Principal Executive Officer)
Joseph A. Molino, Jr.	2008	350,000	-0-	-0-	74,732	39,716	47,702	512,150
Vice President, Chief Operating	2007	325,000	-0-	-0-	50,532	164,305	46,280	586,117
Officer and Chief Financial
Officer (Principal Financial
Officer)

(1)
The named executive officers did not receive any payments for the fiscal year ended December 31, 2008 or 2007 that would be characterized as "Bonus" payments under SEC rules. Cash amounts earned in 2008 and 2007 under the Company's Executive 162(m) Bonus Plan are shown under the column of this table under the caption "Non-Equity Plan Compensation".

(2)
The amounts shown in this column reflect the compensation expense recognized for financial statement reporting purposes for the fiscal years ended December 31, 2008 and 2007 in accordance with the Financial Accounting Standards Board's SFAS 123(R). Such amounts do not reflect actual amounts paid to, or realized by, the named executive officers. During 2008 and 2007, there were no forfeitures of awards related to service-based vesting.

(3)
In March 2009 and 2008, the Compensation Committee granted cash awards set forth in this column to the named executive officers based on the achievement of certain performance measures in the fiscal year ended December 31, 2008 and 2007, respectively, under the Company's Executive 162(m) Bonus Plan. The amounts for 2008 have not yet been paid to Mr. Horowitz or Mr. Molino and the Company does not intend to pay such amounts until June 2009 at the earliest.

(4)
The amounts in the column reflect (a) contributions made on behalf of each of Messrs. Horowitz and Molino in 2008 and 2007 of $17,200 and $16,800, respectively, under a Company-sponsored defined contribution retirement plan, (b) $45,064 to Mr. Horowitz in each of 2008 and 2007 to cover premiums on a life insurance policy, (c) health insurance premium payments on behalf of Mr. Horowitz in 2008 and 2007 in the amounts of $16,673 and $14,298, respectively, and on behalf of Mr. Molino in 2008 and 2007 in the amounts of $16,330 and $14,767, respectively, and (d) legal fees on behalf of Mr. Horowitz in 2008 and 2007 of $5,075 and $7,500, respectively, relating to the negotiation of Mr. Horowitz's employment agreement and an amendment thereto.

(5)
Also includes additional perquisites for Mr. Horowitz of $26,960 and $31,360 for 2008 and 2007, respectively, relating to the personal use of a Company-leased automobile (including gasoline and insurance) and additional perquisites for Mr. Molino of $14,172 and $14,713 for 2008 and 2007, respectively, relating to the personal use of a Company-leased automobile (including gasoline and insurance).

Grants of Plan-Based Awards in 2008

        On June 24, 2008, the Company's Stock Option Committee granted Richard A. Horowitz and Joseph A. Molino, Jr. options to purchase 145,000 shares and 25,000 shares, respectively, of the Company's Common Stock pursuant to the Company's 2002 Stock Incentive Plan at an exercise price of $4.16, the fair market value on the day of grant. Such options granted to Mr. Horowitz vest as to one-fifth on each of the first through fifth anniversaries of the date of grant and such options granted to Mr. Molino vest as to one-third on each of the first, second and third anniversaries of the date of grant.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008

        The following table set forth information regarding exercisable and unexercisable stock options held by each of the named executive officers on December 31, 2008. There were no other options or unvested shares, units or other rights owned by the named executive officers as of December 31, 2008.

	Option Awards
Name	Number of Securities Underlying Unexercized Options (#) Exercisable	Number of Securities Underlying Unexercized Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Richard A. Horowitz	83,336			6.00	7/12/2012
Chairman of the Board,	75,188			8.06	7/9/2014
President and Chief	12,406			8.87	7/9/2009
(Principal Executive Officer)		12,406	(1)	8.87	7/9/2009
	8,333			11.20	6/18/2017
		8,334	(2)	11.20	6/18/2017
		8,333	(3)	11.20	6/18/2017
		29,000	(4)	4.16	6/23/2018
		29,000	(5)	4.16	6/23/2018
		29,000	(6)	4.16	6/23/2018
		29,000	(7)	4.16	6/23/2018
		29,000	(8)	4.16	6/23/2018
Joseph A. Molino, Jr.	10,000			8.94	3/18/2009
Vice President, Chief	20,000			6.00	7/12/2012
Operating Officer and	10,000			8.06	7/9/2014
Chief Financial Officer	20,000			16.68	6/30/2015
(Principal Financial Officer)	6,667			11.20	6/18/2017
		6,666	(2)	11.20	6/18/2017
		6,667	(3)	11.20	6/18/2017
		8,334	(4)	4.16	6/23/2018
		8,334	(5)	4.16	6/23/2018
		8,334	(6)	4.16	6/23/2018

(1)
Option became exercisable on January 1, 2009.

(2)
Option becomes exercisable on June 18, 2009

(3)
Option becomes exercisable on June 18, 2010

(4)
Option becomes exercisable on June 24, 2009

(5)
Option becomes exercisable on June 24, 2010

(6)
Option becomes exercisable on June 24, 2011

(7)
Option becomes exercisable on June 24, 2012

(8)
Option becomes exercisable on June 24, 2013

Option Exercises

        During 2008, neither executive officer exercised any options to purchase shares of the Company's Common Stock.

 Pension Benefits and Nonqualified Deferred Compensation

        The named executive officers are covered by a Company-sponsored defined contribution retirement plan, which covers all eligible employees of the Company. The named executive officers have no other reportable pension benefits provided by the Company and no nonqualified deferred compensation in 2008.

Employment Agreement with Executive Officer

        On February 12, 2007, the Company and Richard A. Horowitz entered into an executive employment agreement (the "Employment Agreement"), effective as of January 1, 2007. The Employment Agreement supersedes the previous employment agreement which was in effect at such time.

        The Employment Agreement provides for Mr. Horowitz to serve as the Company's President and Chief Executive Officer and, if elected by the Board, Chairman of the Board, for a term expiring on December 31, 2011, unless sooner terminated pursuant to the provisions of the Employment Agreement. Pursuant to the Employment Agreement, Mr. Horowitz will receive a minimum annual base salary of $975,000. The Employment Agreement also provides that Mr. Horowitz's base salary will be reviewed annually by the Board and may be increased, but not decreased, from time to time. The Employment Agreement provides that Mr. Horowitz will be eligible for an annual discretionary incentive payment under the Company's Executive 162(m) Bonus Plan. This agreement also provides that Mr. Horowitz will also receive (i) senior executive level employee benefits, (ii) an annual payment of $45,064.37 to cover premiums on a life insurance policy, and (iii) a Company provided automobile.

        In the event Mr. Horowitz's employment is terminated by the Company without Cause (as defined in the Employment Agreement), or Mr. Horowitz resigns for Good Reason (as defined in the Employment Agreement), then subject to his execution of a general release, (i) he will continue to receive his base salary for 18 months, (ii) he will receive a pro rata bonus for the year of termination (the "Pro Rata Bonus"), and (iii) the Company will pay his monthly COBRA premiums until the earlier of (a) 18 months from the date of termination, (b) his becoming eligible for medical benefits from a subsequent employer, or (c) his becoming ineligible for COBRA (the "COBRA Payments").

        In the event Mr. Horowitz's employment is terminated by the Company without Cause or he resigns for Good Reason within two years following a Change in Control (as defined in the Employment Agreement) or, under certain circumstances, within six months prior to a Change in Control, then subject to his execution of a general release, he will receive the Pro Rata Bonus, the COBRA Payments, and a lump sum amount equal to the greater of (i) 18 months base salary or (ii) the lesser of (a) two times the sum of his base salary plus the amount of any bonus he received for the year prior to the Change in Control, or (b) 3% of the value on the date of the Change in Control of the Company's outstanding shares on a fully diluted basis immediately prior to the Change in Control. Notwithstanding the foregoing, amounts paid to Mr. Horowitz upon a Change in Control will be reduced to 2.99 times his "base amount" (as determined in accordance with Sections 280G of the Internal Revenue Code of 1986, as amended).

        Pursuant to the Employment Agreement, during the term of his employment and for a period of eighteen months after termination of his employment, Mr. Horowitz is prohibited from (i) competing with the Company, (ii) soliciting or hiring the Company's employees, representatives or agents, or (iii) soliciting any of the Company's customers. The Employment Agreement also prohibits Mr. Horowitz from using or disclosing any of the Company's non-public, proprietary or confidential information.

        On December 19, 2008, the Employment Agreement was amended to conform with certain changes to the U.S. tax code.

        We have no employment agreement, change of control agreement or severance protection agreements with our other executive officer, Mr. Joseph A. Molino, Jr., who is deemed to be an employee "at will." In February 2008, the Company's Compensation Committee increased Mr. Molino's base salary from $325,000 to $350,000 per year, effective January 1, 2008.

        As part of the Company's overall cost savings measures in 2009, which included salary reductions throughout the Company, including its corporate headquarters and executive officers (Messrs. Horowitz and Molino), the Company reduced base salaries by five percent for the period from April 1, 2009 through at least September 30, 2009. Prior to September 30, 2009, the Company shall consider whether or not to extend such wage reductions beyond such date.

Executive 162(m) Bonus Plan

        On January 25, 2006, the Compensation Committee created the P&F Industries, Inc. Executive 162(m) Bonus Plan (the "162(m) Bonus Plan"). The 162(m) Bonus Plan was approved by the Board of Directors on March 14, 2006 and by the stockholders at the 2006 Annual Meeting on May 31, 2006.

        The Compensation Committee adopted the 162(m) Bonus Plan to ensure, when appropriate, that awards paid under the 162(m) Bonus Plan qualify as performance-based compensation and are, therefore, fully deductible by us for income tax purposes under Section 162(m) of the Internal Revenue Code of 1986. Payments made under the 162(m) Bonus Plan to the named executive officers are fully deductible by us.

        Under the 162(m) Bonus Plan, the Compensation Committee selects the employees of our Company and its subsidiaries who will participate in the 162(m) Bonus Plan for each performance period. The Compensation Committee establishes the objective performance goals, formulae or standards and the individual target performance award (if any) applicable to each participant for a performance period prior to the beginning of such performance period or at such later date as permitted under Section 162(m) of the tax code, and while the outcome of the performance goals are substantially uncertain.

        In March 2007, the Compensation Committee determined that Messrs. Horowitz and Molino would be participating in the 162(m) Bonus Plan for 2007, and set forth the criteria for 2007 based on the payment of a percentage of the Company's profits to each participant in relation to the achievement of certain target levels with respect to return on stockholder equity. The Compensation Committee determined that this was an appropriate quantifiable measure of success that would serve to align the named executive officers with the interests of the shareholders of the Company. The Company reserved the right to award less than the maximum award, but was not permitted to exceed the maximum award. In March 2008, the Compensation Committee awarded cash bonuses to Messrs. Horowitz and Molino of $642,931 and $164,305, respectively, for 2007.

        In March 2008, the Compensation Committee determined that Messrs. Horowitz and Molino would again participate in the 162(m) Bonus Plan for 2008, and set forth the criteria for 2008 similar to that for 2007, based on the payment of a percentage of the Company's profits to each participant in relation to the achievement of certain target levels with respect to return on stockholder equity. In March 2009, the Compensation Committee awarded cash bonuses to Messrs. Horowitz and Molino of $157,766 and $39,716, respectively, for 2008. Such amounts have not yet been paid to such executive officers, and the Company does not intend to pay such amounts until June 2009 at the earliest.

        In March 2009, the Compensation Committee determined that Messrs. Horowitz and Molino would again be participating in the 162(m) Bonus Plan for 2009, and set forth the criteria for 2009 similar to that for 2008, based on the payment of a percentage of the Company's profits to each participant in relation to the achievement of certain target levels with respect to return on stockholder equity.

 2002 Stock Incentive Plan

        The Company's 2002 Stock Incentive Plan provides that in the event of a change in control, notwithstanding any vesting schedule with respect to an award of options or restricted stock, such option shall become immediately exercisable with respect to 100% of the shares subject to such option, and the restricted period shall expire immediately with respect to 100% of such shares of restricted stock. The 2002 Stock Incentive Plan further provides that in the event of a change in control, all other awards shall become fully vested and/or payable to the fullest extent of any award or portion thereof that has not then expired, and any restrictions with respect thereto shall expire.

        The following table presents equity compensation plan information as of December 31, 2008:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
Equity compensation plans approved by security holders	553,936	$7.38	417,900
Equity compensation plans not approved by security holders	—	—	—

TOTAL	553,936	$7.38	417,900

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during, or in respect of, the fiscal year ended December 31, 2008 and prior periods.

 AUDIT COMMITTEE REPORT*

        The Audit Committee of the Board of Directors of P&F Industries, Inc. is composed of three independent directors appointed by the Board of Directors (each of whom is independent under NASDAQ and applicable SEC rules) and operates under a written charter adopted by the Board of Directors on March 9, 2004. During 2008, and as of the record date, the members of the Audit Committee were Messrs. Franklin (Chairman), Goldberg and Solomon. Management is responsible for the Company's internal accounting and financial controls, the financial reporting process and the internal audit function. The Company's independent registered public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and report its findings to the Board of Directors.

        In this context, the Audit Committee has met and held discussions separately, and jointly, with each of management and the Company's independent registered public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants. The Audit Committee discussed with the independent registered public accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit Committee discussed with the independent registered public accountants the independent registered public accountants' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (which were received by the Audit Committee), and considered the compatibility of non-audit services provided by the independent registered public accountants with the registered public accountants' independence.

        Based on the Audit Committee's discussion with management and the independent registered public accountants, and the Audit Committee's review of the representation of management and the report of the independent registered public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC.

  Members of the Audit Committee

    Jeffrey D. Franklin (Chairman)
    Alan I. Goldberg
    Mitchell A. Solomon

*
This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

 CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        On March 27, 2008, Grant Thornton LLP ("Grant Thornton") informed the Company's Audit Committee that it was resigning as the Company's independent registered public accounting firm effective as of the date of the completion of Grant Thornton's review of the Company's interim financial information in connection with the Company's fiscal quarter ended March 31, 2008 (the "Resignation Date").

        Grant Thornton's report on the Company's consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal years ended December 31, 2007 and 2006, and during the period from January 1, 2008 through the Resignation Date, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

        During the fiscal years ended December 31, 2007 and 2006, and during the period from January 1, 2008 through the Resignation Date, Grant Thornton did not advise the Company of any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K under the Securities Exchange Act of 1934.

        The Company requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained in the Current Report on Form 8-K filed, dated March 27, 2008, with the Securities and Exchange Commission relating to the resignation of Grant Thornton. A copy of Grant Thornton's letter is filed as Exhibit 16.1 to such Current Report on Form 8-K.

        On June 30, 2008, the Company's Audit Committee retained J.H. Cohn LLP ("J.H. Cohn") as the Company's independent registered public accountants with respect to the Company's fiscal years ended December 31, 2008 and 2009.

        During the fiscal years ended December 31, 2007 and 2006 and the period from January 1, 2008 through June 29, 2008, neither the Company nor anyone on the Company's behalf, consulted with J.H. Cohn regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        As set forth above under "Change of Independent Registered Public Accountants", Grant Thornton, the Company's independent registered public accountants with respect to 2005, 2006 and 2007 informed the Company's Audit Committee on March 27, 2008 that it has resigned effective as of the date of the completion of Grant Thornton's review of the Company's interim financial information in connection with the Company's fiscal quarter ended March 31, 2008. On June 30, 2008, the Company's Audit Committee retained J.H. Cohn as the Company's independent registered public accountants with respect to the Company's fiscal years ended December 31, 2008 and 2009. It is anticipated that there will be a representative of J.H. Cohn present at the Annual Meeting, and such representative shall have the opportunity to make a statement and be available to respond to questions asked by stockholders.

        The following table sets forth the fees billed by J.H. Cohn and Grant Thornton for professional services for the fiscal years ended December 31, 2008 and 2007. Except as specifically set forth below, all fees listed for 2008 were billed by J.H. Cohn and all fees listed for 2007 were billed by Grant Thornton.

	2008		2007
Audit Fees	$446,713	(1)	$422,448
Audit-Related Fees	—		135,011
Tax Fees	—		10,500
All Other Fees	—		28,352

	$446,713	(1)	$596,311

(1)
Includes $32,077 for amounts billed by Grant Thornton for the review of the Company's financial information for the quarter ended March 31, 2008 and $52,000 relating to the inclusion of Grant Thornton's audit report relating to the Company's financial statements for the fiscal year ended December 31, 2007 in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

        Audit fees include fees billed for the audit of P&F Industries, Inc. and its subsidiaries, the review of quarterly financial information, and attendance at Audit Committee meetings.

        Audit-Related Fees include fees billed for due diligence and other matters related to mergers and acquisitions, consultation on accounting matters, assistance in preparing for Section 404 reporting pursuant to the Sarbanes-Oxley Act of 2002 and the audit of the Company's Retirement Savings Plan. There were no such fees in 2008.

        Tax Fees include fees billed for professional services on tax compliance, tax advice and tax planning matters. There were no such fees in 2008.

        All Other Fees includes fees billed for services not classified in any of the above categories. There were no such fees in 2008.

        The Audit Committee negotiates the annual audit fee directly with the Company's independent registered public accountants. The Audit Committee has also established pre-approved services for which the Company's management can engage the Company's independent registered public accountants. Any work in addition to these pre-approved services in a quarter requires the advance approval of the Audit Committee. The Audit Committee considers whether the provision of permitted non-audit services is compatible with maintaining its independent registered public accountants' independence. All non-audit services provided in 2007 were pre-approved by the Audit Committee. There were no such non-audit services provided in 2008.

STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP
AND OTHER PROPOSALS FOR 2009 ANNUAL MEETING

        It is anticipated that the next Annual Meeting after the one scheduled for May 27, 2009 will be held on or about May 27, 2010. The Company's By-Laws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the Annual Meeting to be held in 2009, no earlier than October 31, 2009 and no later than December 29, 2009. A copy of the applicable provisions of the By-Laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

        Since the Company did not receive timely notice of any stockholder proposal for the 2009 Annual Meeting, it will have discretionary authority to vote on any stockholder proposals presented at such meeting.

        In addition to the foregoing, and in accordance with the rules of the SEC, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the Annual Meeting to be held in 2009, such proposal must be received by the Secretary of the Company by December 29, 2009 in the form required under and subject to the other requirements of the applicable rules of the SEC. If the date of the Annual Meeting to be held in 2010 is changed to a date more than 30 days earlier or later than May 27, 2010, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

ADDITIONAL INFORMATION AND OTHER MATTERS

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (WITHOUT EXHIBITS) AS FILED WITH THE SEC MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE COMPANY, 445 BROADHOLLOW ROAD, SUITE 100, MELVILLE, NEW YORK 11747, ATTENTION: SECRETARY OF THE COMPANY.

        Management of the Company is not aware of any matters to be presented for action at the Annual Meeting other than the matters mentioned above, and does not intend to bring any other matters before the Annual Meeting. However, if any other matters should come before the Annual Meeting, it is intended that the holders of the proxies will vote them in their discretion.

By order of the Board of Directors

JOSEPH A. MOLINO, JR. Secretary

Date: April 29, 2009

P & F INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 27, 2009

The undersigned hereby appoints RICHARD A. HOROWITZ and JOSEPH A. MOLINO, JR., or either one of them, attorney with full power of substitution and revocation to each, for and in the name of the undersigned, with all powers the undersigned would possess if personally present, to vote the Common Stock of the undersigned in P&F Industries, Inc. at the Annual Meeting of Stockholders to be held at the Conference Center at 445 Broadhollow Road, Melville, New York 11747 on Thursday, May 27, 2009 at 10 a.m. and at any adjournment thereof, for the following matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

(Continued, and to be signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

P & F INDUSTRIES, INC.

May 27, 2009

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

V  Please detach along perforated line and mail in the envelope provided.  V

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of two directors, as set forth below, for a term of three years (expiring in 2012) and until their successors are duly elected and qualified.
NOMINEES:
☐ FOR ALL NOMINEES	☐ Jeffrey D. Franklin
☐ Dennis Kalick

☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

2. In their discretion upon any other matters which may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN.

IMPORTANT - PLEASE VOTE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE SO THAT IT WILL ARRIVE BEFORE THE ANNUAL MEETING ON MAY 27, 2009.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.